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                                                                   EXHIBIT 10.12

                           NELSON COMMUNICATIONS INC.
                 1998 STOCK INCENTIVE PLAN FOR OUTSIDE DIRECTORS
                       (EFFECTIVE AS OF OCTOBER 27, 1998)


1. ESTABLISHMENT AND PURPOSE OF THE PLAN. The Nelson Communications Inc. 1998 Stock Incentive Plan for Outside Directors (the "Plan") is established by Nelson Communications Inc. (the "Company"). The Plan is designed to enable the Company to attract, retain and motivate members of the Boards of Directors of the Company who are not employees of the Company by providing for or increasing their proprietary interest in the Company and to enable such directors to participate in the long-term success and growth of the Company. The Plan provides for the grant of options ("Non-Qualified Options") to purchase common stock of the Company ("Common Stock") which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock that may be subject to Non-Qualified Options granted hereunder shall not, in the aggregate, exceed 250,000 shares of Common Stock, subject to the adjustments under Section 6. The shares of Common Stock that are issuable under the Plan may consist of authorized but unissued shares or treasury shares. Shares of Common Stock subject to the unexercised portions of any Non-Qualified Options granted under the Plan that expire or terminate or are canceled may again become available for the grant of Non-Qualified Options.

3. ELIGIBILITY. Each person who shall be eligible for the grant of Non-Qualified Options hereunder shall be a member of the Board of Directors of the Company who is not an employee of the Company or any entity in which the Company owns, directly or indirectly, at least a twenty percent (20%) beneficial ownership interest (an "Outside Director"). An Outside Director to whom a Non-Qualified Option is granted under the Plan is sometimes referred to herein as an "Optionee."

4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing Non-Qualified Options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all Plan participants. The Committee may from time to time delegate to one or more officers of the Company or any of its subsidiaries any or all of its authorities granted hereunder, except that no such authority shall be delegated by the Committee if the possession or exercise thereof by such other person could cause any transaction, if it occurred or were to occur under the Plan, to fail to qualify for an exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


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                  5.       TYPES OF AWARDS.

                  (a) Initial Grant. Each person who is an Outside Director of the Company on the Effective Date of the Plan, or who becomes an Outside Director of the Company after the Effective Date of the Plan (as provided in Section 13) shall receive, automatically and without further action of the Board of Directors of the Company (the "Board") or the Committee, a one-time grant on the date of his or her election to the Board or, if later, on the date of the meeting of the shareholders of the Company at which the Plan is initially approved, of a Non-Qualified Option to purchase 1,000 shares of Common Stock under the terms and conditions set forth in Section 8, subject to adjustment under Section 6.

                  (b) Annual Grant. On the date that is one month following each an nual meeting of the shareholders of the Company occurring on or after the Effective Date of the Plan, each Outside Director then elected to the Board or continuing to serve on the Board immediately following such shareholder meeting shall receive, automatically and without further action of the Board or the Committee, a grant of a Non-Qualified Option to purchase 1,000 shares of Common Stock under the terms and conditions set forth in Section 8, subject to adjustment under Section 6.

         6. ADJUSTMENTS. In the event of any merger, reorganization, consolidation, sale of all or substantially all of the assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure of the Company affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate, shall be made in the aggregate number of shares of Common Stock reserved for issuance under the Plan, the identity of the stock or other securities to be issued under the Plan, the initial and annual grants of Non-Qualified Options under the Plan, the number of shares of Common Stock subject to outstanding awards and the amounts to be paid by an Outside Director or the Company, as the case may be, with respect to outstanding awards.

         7. DURATION OF PLAN. No Non-Qualified Options may be granted following October 26, 2008.

         8. TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS.

         Non-Qualified Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Written Documentation. Each Non-Qualified Option granted pursuant to the Plan shall be evidenced by a grant letter or agreement between the Company and the Optionee.

                  (b) Option Term. Each Non-Qualified Option shall have a term of ten (10) years and one day.



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                  (c) Exercisability. Each Non-Qualified Option shall become exercisable to the extent of one-third (1/3) of the shares covered by such Non-Qualified Option from and after the first anniversary of the date on which such Non-Qualified Option is granted and an additional one-third (1/3) of the shares covered by such Non-Qualified Option from and after each of the second and third anniversaries of such grant date, provided in each case that the Optionee is in continuous service as an Outside Director from the grant date through the applicable anniversary of such grant date. Notwithstanding the foregoing, each Non-Qualified Option shall become one hundred percent (100%) exercisable (A) in the event the Optionee terminates his or her status as an Outside Director (i) upon or after the later of (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least one (1) full year, (ii) by reason of death, or (iii) by reason of disability, or (B) upon the occurrence of an event described in Section 11, provided the Optionee is in service as an Outside Director at the time of the occurrence of such event. Notwithstanding anything in the Plan to the contrary, no Non-Qualified Option that had been granted to an Optionee shall be exercisable if the Optionee's status as an Outside Director is terminated for cause.

                  (d) Exercise Price. The exercise price per share of Common Stock purchasable under a Non-Qualified Option shall be (i) the closing price of the Common Stock, as reported on the New York Stock Exchange, on the date the Non-Qualified Option is granted, or (ii) if, on the date of grant, the Common Stock does not trade on the New York Stock Exchange, an amount not less than the fair market value of the stock on the date of grant, as determined by the Committee at the time of such grant.

                  (e) Method of Exercise. Non-Qualified Options may be exercised, in whole or in part and to the extent then vested, during the relevant option period by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and accompanied by payment of the applicable exercise price. Payment of the exercise price may be made in cash (including cash equivalents), or by delivery of unrestricted shares of Common Stock that have been owned by the Optionee for at least six (6) months, or in any combination of the foregoing.

                  (f) Termination of Outside Director Status. Except as provided below, if an Optionee's status as an Outside Director is terminated for any reason other than (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least one (1) full year, (ii) death, (iii) disability, (iv) for cause, or (v) in connection with the occurrence of a Change in Control (as provided below), the Non-Qualified Options that had been granted to such Optionee may be exercised only within sixty (60) days after such termination of his or her status as an Outside Director, but only to the extent the Non-Qualified Options were exercisable on the date of his or her termination, and in no event may such options be exercisable following the end of the applicable option term. Except as provided below, if an Optionee's status as an Outside Director is terminated by reason of (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least one (1) full year, (ii) death, or (iii) disability, the Non-Qualified Options that had been granted to such Optionee may be exercised only within six (6) months after such termination his


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or her status as an Outside Director, but in no event may such options be exercisable following the end of the applicable option term. Notwithstanding the foregoing, if an Optionee's status as an Outside Director is terminated at any time within the one (1) year period immediately following the occurrence of an event described in Section 11 that occurred while the Optionee was an Outside Director, the vested Non-Qualified Options that had been granted to such Optionee may be exercised at any time during the remainder of the applicable option term. Notwithstanding anything in the Plan to the contrary, if an Optionee's status as an Outside Director is terminated for cause, the Non-Qualified Options that had been granted to such Optionee shall immediately terminate and cease to be exercisable upon the giving of notice of such termination for cause.

                       (g) No Shareholder Rights. An Optionee shall not have any rights of a shareholder with respect to shares of Common Stock relating to the Non-Qualified Option granted under the Plan, including, but not limited to, rights to any dividends that may be declared and paid with respect to such Common Stock, until written notice of exercise of such option has been given and the exercise price has been paid for such shares.

                  9. NONTRANSFERABILITY. Non-Qualified Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative. The terms of any such Non-Qualified Option, as set forth under the Plan or otherwise, shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  10. AMENDMENT AND TERMINATION OF THE PLAN. The Board or the Committee may, at any time, alter, amend, suspend, or terminate the Plan. No such action of the Board or the Committee shall require the approval of the shareholders of the Company, unless required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or otherwise determined necessary or desirable, in the sole discretion of the Committee, required in order to enable transactions associated with grants of Non-Qualified Options to qualify for an exemption from Section 16(b) of the Exchange Act or to qualify for the exception for qualified performance-based compensation under
Section 162(m) of the Code. No Non-Qualified Option may be granted during any suspension of the Plan or after the termination of the Plan, and no alteration, amendment, suspension, or termination of the Plan shall, without the Optionee's or holder's consent, adversely affect any Non-Qualified Option theretofore granted theretofore sold, to him or her under the Plan.

                  11.      CHANGE IN CONTROL.

                  11.1 Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, in the event of the earliest of:

                  (i)      the occurrence of a Change in Control,



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                  (ii)     the dissemination of a proxy statement soliciting
                           proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Change in Control of the type described in 11.2(a) below, or

                  (iii) the publication or dissemination of an announcement of action intended to result in a Change in Control of the type described in 11.2(b) or (c) below,

and solely with respect to awards held by an Outside Director at the time of any such event described in (i) through (iii) above, all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested.

                  11.2     As used herein a "Change in Control" shall be:

                  (a) the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the common stock of the Company is exchanged for or converted into cash or property or securities not issued by the Company, whether or not the reorganization, merger or consolidation shall have been affirmatively recommended to the Company's stockholders by a majority of the members of the Board;

                  (b) the acquisition of all or substantially all of the Company's consolidated property or assets or of more than 35% of the voting stock of the Company by any "person" as defined in section 13(d) and 14(d) of the Exchange Act, unless such person had beneficial ownership of at least 10% of the voting stock of the Company as of the effective date of this Plan; or

                  (c) the occurrence of any circumstance having the effect that the persons who constitute the Board as of the effective date of the Plan (as provided in Section
                           13) cease to constitute a majority of the authorized number of directors of the Company.

                  11.3 Notwithstanding anything to the contrary contained herein, neither the initial public offering of the common stock of the Company, nor the temporary holding of Company securities by an underwriter pursuant to an offering of such securities, shall be deemed to constitute, or otherwise be treated as, an event described in clauses (i) through (iii) of Section 11.1.

                  12.      GENERAL PROVISIONS.

                           (a) Each grant under the Plan shall, as applicable,
be subject to (i) the listing, registration or qualification of the Common Stock upon any securities exchange or under any state or federal law and (ii) the consent or approval of any governmental regulatory body.

                           (b) Neither the adoption of the Plan nor any grant
hereunder shall confer upon any Outside Director any right to continue in the service as a director of the Company.


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                           (c) No member of the Board or the Committee, nor any
officer or employee of the Company or any of its subsidiaries acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Company and any of its subsidiaries acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  13. EFFECTIVE DATE. Subject to the approval of the Plan by the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of shareholders, the Plan shall be effective as of October 27, 1998.




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                                AMENDMENT TO THE
                           NELSON COMMUNICATIONS INC.
                 1998 STOCK INCENTIVE PLAN FOR OUTSIDE DIRECTORS


                  Effective January 27, 1999, the following amendment is hereby made to the Nelson Communications Inc. 1998 Stock Incentive Plan for Outside Directors (the "Plan"):

1.       Section 5 of the Plan is amended to provide as follows:

                  "5.      TYPES OF AWARDS.

         (a) Initial Grant. Each person who is an Outside Director of the Company on the Effective Date of the Plan (as provided in Section 13) shall receive, automatically and without further action of the Board of Directors of the Company (the "Board") or the Committee, a one-time grant on the Effective Date of a Non-Qualified Option to purchase 5,000 shares of Common Stock under the terms and conditions set forth in Section 8, subject to adjustment under
Section 6.

         (b) Future Directors. Each person who becomes an Outside Director of the Company after the Effective Date of the Plan (as provided in Section 13) shall receive, automatically and without further action of the Board of Directors of the Company (the "Board") or the Committee, a one-time grant on the date of his or her election to the Board of a Non-Qualified Option to purchase 5,000 shares of Common Stock under the terms and conditions set forth in Section 8, subject to adjustment under Section 6. Notwithstanding the foregoing, on and after the date of the initial public offering of the Common Stock, no grant shall be made under this subsection (b) prior to the date of the meeting of the shareholders of the Company at which the Plan is approved.

         (c) Annual Grant. On each anniversary of the Effective Date of the Plan prior to the date of the initial public offering of the Common Stock, each Outside Director then serving on the Board shall receive, automatically and without further action of the Board or the Committee, a grant of a Non-Qualified Option to purchase 1,000 shares of Common Stock under the terms and conditions set forth in Section 8, subject to adjustment under Section 6. On the date that is one month following each annual meeting of the shareholders of the Company occurring on or after the date of the initial public offering of the Common Stock, each Outside Director then elected to the Board or continuing to serve


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on the Board immediately following such shareholder meeting shall receive, automatically and without further action of the Board or the Committee, a grant of a Non-Qualified Option to purchase 1,000 shares of Common Stock under the terms and conditions set forth in Section 8, subject to adjustment under Section
6. Notwithstanding the foregoing, on and after the date of the initial public offering of the Common Stock, no grant shall be made under this subsection (c) prior to the date of the meeting of the shareholders of the Company at which the Plan is approved."

3.       Section 13 of the Plan is amended to provide as follows:

         "(13)    EFFECTIVE DATE.  The Plan shall be effective as of
January 27, 1999."